SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 17, 2004
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                                 Date of Report
                        (Date of earliest event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-21250                942615258
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(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                      Identification No.)

           700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912
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          (Address of Principal Executive Offices, including Zip Code)

                                 (650) 579-0600
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure

      On August 17, 2004, The Gymboree Corporation issued a press release regarding several matters, including the planned closure of the Company's United Kingdom and Ireland retail operations. A copy of the press release is attached hereto as Exhibit 99.1 and the paragraphs under the heading "Closure of United Kingdom and Ireland Retail Operations" are incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press Release of The Gymboree Corporation issued August 17, 2004.

Item 12. Results of Operations and Financial Condition

      On August 17, The Gymboree Corporation issued a press release announcing several matters, including its second quarter financial results. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE GYMBOREE CORPORATION

                                               By /s/ Myles B. McCormick
                                                  ----------------------
Dated: August 17, 2004                         Myles B. McCormick
                                               Chief Financial Officer


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

                                  Exhibit Index

      99.1  Press Release of The Gymboree Corporation issued August 17, 2004.


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